UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                               -------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                               -------------------

                                 Date of Report
                        (Date of earliest event reported)
                                 March 15, 2004

                            NTN Communications, Inc.
             (Exact name of Registrant as specified in its charter)

           Delaware                     001-11460                31-1103425
(State or Other Jurisdiction     (Commission File Number)    (I.R.S. Employer
of Incorporation or Organization)                            Identification No.)

      5966 La Place Court
Carlsbad, California                                              92008
(Address of Principal Executive Offices)                        (Zip Code)

                                 (760) 438-7400
                         (Registrant's telephone number,
                              including Area Code)


                               -------------------

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ITEM 7.  EXHIBITS.

         Exhibit 99.1 Press release issued by NTN Communications, Inc. on March 15, 2004.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITIONS.

          On March 15, 2004, NTN Communications, Inc. issued a press release announcing its financial results for the year and fourth quarter ended December 31, 2003. The press release is attached hereto as Exhibit
          99.1. The information in this report and the attached exhibit is being furnished pursuant to Item 12 of Form 8-K and shall not be deemed "filed" with the Securities and Exchange Commission for purposes of
          Section 18 of the Securities Exchange Act of 1934 nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933.

                                    SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        NTN COMMUNICATIONS, INC.



                                        By:  /s/ James B. Frakes
                                           ---------------------------
                                                James B. Frakes
                                            Chief Financial Officer

Date:  March 15, 2004


                                        2
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                                  EXHIBIT INDEX
EXHIBIT
NUMBER    DESCRIPTION

 99.1     Press release issued by NTN Communications, Inc. on March 15, 2004.

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